COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Value and Restructuring Fund, Variable Series

(the “Fund”)

Supplement dated March 6, 2009 to the Prospectuses dated September 2, 2008

(Replacing supplement dated February 20, 2009)

Effective February 20, 2009, David J. Williams, Guy W. Pope and J. Nicholas Smith co-manage the Fund. Accordingly, the table in the section of the Prospectuses entitled “Management of the Fund – Portfolio Managers” is revised and replaced in its entirety with the following:

David J. Williams, CFA

Co-manager. Service with the Fund since 2008 and with the predecessor fund since 1992.

Managing Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 1987.

Guy W. Pope, CFA Co-manager. Service with the Fund since 2009. Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 1993.
J. Nicholas Smith, CFA Co-manager. Service with the Fund since 2009. Senior Vice President of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2005.

Shareholders should retain this Supplement for future reference.